UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2005

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Orange and Rockland Utilities, Inc.

(Exact name of registrant as specified in its charter)

New York	1-4315	13-1727729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York	10965
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(845) 352-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement

During the week of January 24, 2005, awards were given to the executive officers of Consolidated Edison, Inc. (Con Edison) pursuant to (i) the Consolidated Edison Company of New York, Inc. (Con Edison of New York) Executive Incentive Plan (the EIP), the Orange and Rockland Utilities, Inc. (O&R) Annual Team Incentive Plan or the Con Edison Annual Incentive Plan; and (ii) the Con Edison Long Term Incentive Plan (the LTIP).

The EIP was included as Exhibit 10.2.1 in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001; the O&R Annual Team Incentive Plan policy was included as Exhibit 10.3 in the Annual Report on Form 10-K for the year ended December 31, 2003; the Con Edison Annual Incentive Plan was included as Exhibit 10.1.11 in the Annual Report on Form 10-K for the year ended December 31, 2003; and the LTIP was included as Exhibit 10.9.3 in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003. A Form 4 has been filed for each Con Edison executive officer with respect to the EIP and LTIP awards the officer received.

Forms of the restricted stock unit awards and stock option agreements used for the awards under the LTIP are filed as exhibits to this report.

Each restricted stock unit represents the right to receive, upon vesting, one share of Con Edison common shares, the cash value of a share or a combination thereof. The number of units in each award is subject to adjustment as follows: (i) fifty percent of the units awarded will be multiplied by a factor that may range from 0 to 150 percent based on Con Edison’s total shareholder return relative to the Standard & Poor’s Electric Utilities Index during a specified performance period; and (ii) fifty percent of the units awarded will be multiplied by a factor that may range from 0 to 150 percent based on determinations made in connection with the EIP (or, for two officers, the O&R Annual Team Incentive Plan or goals relating to Con Edison’s unregulated subsidiaries). Units vest when the performance period ends.

The stock option grants represent the right for a certain period (of not more than ten years) to purchase a specified number of Con Edison common shares at an exercise price equal to the fair market value of a common share when the option was granted. Upon exercise of a stock option, the option holder may receive Con Edison common shares, cash, or by a combination of both. The exercise price may be adjusted only in the event of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution.

ITEM 2.02 Results of Operations and Financial Condition

On January 27, 2005, Con Edison issued a press release reporting, among other things, its results of operations for 2004. Con Edison’s condensed unaudited consolidated balance sheets at December 31, 2004 and 2003 and unaudited consolidated income statements for 2004 and 2003 were attached to the press release. The press release (including its attachments) is “furnished” as an exhibit to this report pursuant to Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1	Description of Directors’ Compensation.

Exhibit 10.2	Form of Restricted Stock Unit Award under the Con Edison Long Term Incentive Plan.

Exhibit 10.3	Form of Stock Option Agreement under the Con Edison Long Term Incentive Plan.

Exhibit 99	Press Release, dated January 27, 2005, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Edward J. Rasmussen
Edward J. Rasmussen
Vice President and Controller

ORANGE AND ROCKLAND UTILITIES, INC.

By	/s/ Robert N. Hoglund
Robert N. Hoglund
Chief Financial Officer and Controller

DATE: January 27, 2005